AGREEMENT CONCERNING INVENTIONS, DISCOVERIES, IMPROVEMENTS,
                TRADE SECRETS AND OTHER CONFIDENTIAL INFORMATION

In  consideration  of  employment  by  EPITOPE,   INC.,  or  its   subsidiaries,
affiliates, successors or assigns (collectively referred to as "Employer"), Andrew S. Goldstein ("Employee") agrees as follows:
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1.  DISCLOSURE AND ASSIGNMENT TO EMPLOYER

Employee will disclose immediately and assign to Employer, or to any other person designated in writing by Employer, all inventions, discoveries and improvements, patentable or unpatentable, made, conceived or first reduced to practice by Employee, alone or jointly with others, during his employment, which inventions or improvements:

    A. Were made, conceived or first reduced to practice in the performance of duties assigned to or undertaken by the Employee as a part of such employment, or

    B. Were made, conceived or first reduced to practice with the material use of the Employer's time, material, facilities or funds, or

    C. Make use of any trade secrets or other confidential information of the Employer's with which Employee comes into contact, or

    D. Relate to any investigations or obligations undertaken by the Employer, the details of which the Employee became aware of because of this employment, or

    E. Which relate to investigations or obligations undertaken by the Employer and which are being performed at the physical location of employment, and to which the Employee has access.

All such inventions, discoveries and improvements will be the sole and exclusive property of Employer.

2.  PERFECTION OF RIGHTS,  TITLE AND INTEREST,  AND OBTAINING OF PATENT

Employee will, during his employment for Employer and thereafter, perform at the request and expense of Employer all lawful acts and execute, acknowledge and deliver all instruments deemed necessary or desirable by Employer to vest in Employer the entire right, title and interest in the inventions, discoveries and improvements referenced in Section I [sic] above, and to enable Employer to properly prepare, file and prosecute applications for and obtain and defend patents of the United States and of foreign countries, as well as reissues, renewals and extensions thereof, and to obtain and record title to such applications and patents, so that Employer shall be the sole and absolute owner thereof in any and all countries in which it may desire patent or like protection.

3.  NONDISCLOSURE  TO UNAUTHORIZED PERSONS

Unless authorized or instructed in writing by Employer, or required by legally constituted authority, Employee will not, except as required in the course of Employer's business, during or after his employment, disclose to others or use any of Employer's inventions, discoveries, improvements or any trade secrets or other confidential information, knowledge or data which he obtains during the course of employment related to formulae, processes, machines, or compositions, whether or not developed by him, unless and until, and then to the extent that such items become available to the public, other than by his act or failure to act. In addition, the Employee agrees to use his best efforts to prevent accidental or negligent loss of such inventions, discoveries, improvements, trade secrets or other confidential information, knowledge or data, or release to any person not authorized to received [sic] such items.

4.  DELIVERY OF MODELS AND OTHER MATERIALS

During or after his employment for Employer, Employee will deliver immediately to Employer upon its request all models, drawings, maps, plans, reports, memoranda, diaries, notes, records, plates, blueprints. sketches, letters, manuals, documents, chemicals, biological materials and all other writings, graphic records and materials made or compiled by, or delivered or made available to, or otherwise obtained by him, containing or relating to any inventions, discoveries and improvements which the Employee is required to disclose under this agreement, or with respect to any other trade secrets or other confidential information, knowledge or data designated by Employer which Employee has obtained as the result of his employment. Employee will retain no excerpts, notes, photographs, reproductions or copies of any such material.

5.  LIST OF INVENTIONS NOT SUBJECT TO THIS AGREEMENT

Employee attaches as Exhibit A to this agreement, a list and description of all unpatented inventions (including those for which patent applications are pending), which he has made, conceived or first reduced to practice prior to this employment by Employer. Exhibit A includes, and is limited to, all

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those inventions,  discoveries and improvements that Employee later may claim to be excluded from this agreement. Such inventions, discoveries and improvements shall be excluded from this agreement, unless further made or reduced to practice in one of the manners specified in Section I [sic] above. Such list shall be updated by Employee from time to time to include all inventions made, conceived or first reduced to practice during Employee's employment, but not falling within the scope of this agreement. Employer will not disclose to others or use any information, knowledge or data that it derives from Exhibit A, until and unless, and then to the extent that such information, knowledge or data becomes available to the public, other than by Employer's act or failure to act.

6.  OTHER LEGAL RIGHTS OF EMPLOYER

The rights and duties of Employer and Employee under this agreement are in addition to, and not in lieu of, those rights and duties afforded to and imposed upon them by law, or at equity. Employer and Employee agree to the entry of a temporary restraining order and permanent injunction by any court of competent jurisdiction to prevent breach or further breach of this agreement. Such remedy shall be in addition to any other remedy available to the Employer or Employee at law, or at equity.

7.  SEVERABILITY  OF PROVISIONS

The provisions of this agreement are severable, and if any provision hereof is held invalid or unenforceable the remaining provision of this agreement shall not be affected thereby.

8.  SUCCESSORS, HEIRS, ASSIGNEES OR NOMINEES

This agreement shall inure to the benefit of and be binding upon Employer, its successors, assigns or nominees and also upon Employee, his estate, heirs and assigns.

9.  WAIVER

No provision of this agreement may be waived by either party, except by a writing signed by that party. The waiver of any portion of this agreement with respect to any person or invention shall be construed narrowly and shall not affect the right of the party granting the waiver to enforce any other provision of this agreement or to enforce any provision of this agreement with respect to any other person or invention.

10. REFERENCE  TO GENDER

Any reference in this agreement to the masculine gender shall also be deemed to refer to the feminine gender.

11. OREGON LAW TO BE APPLIED

The interpretation of and performance under this agreement shall be governed by the laws of the State of Oregon.

                            NOTICE TO EMPLOYEE

THIS AGREEMENT MAY REQUIRE TRANSFER TO YOUR EMPLOYER OF CERTAIN INVENTIONS. YOU MAY WISH TO CONSULT YOUR LEGAL COUNSEL FOR ADVICE CONCERNING YOUR RIGHTS AND OBLIGATIONS.

            DATED the 28 day of April, 1988

                                 /s/ Andrew S. Goldstein
                                 -----------------------------------
                                 EMPLOYEE


                                 -----------------------------------
                                 EPITOPE, INC.

   /s/ Shirley McKenna
-----------------------------
WITNESS

ADDRESS:

         EPITOPE, INC.
-----------------------------
    15425-E S.W.KOLL PARKWAY
      BEAVERTON, OR  97006
-----------------------------

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                                    EXHIBIT A

A list and description of inventions, discoveries and improvements (including those for which patent applications are pending) specified in Section 5 of this
agreement. List updated through                                     .
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